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                                                                   Exhibit 10.25

                                 Verisity Ltd.
                        2000 U.S. Share Incentive Plan

1.  Adoption and Purpose of the Plan.  This plan, to be known as the "Verisity
    --------------------------------
Ltd. 2000 U.S. Share Incentive Plan" (the "Plan"), has been adopted by the board of directors (the "Board") of Verisity Ltd., an Israeli corporation (the "Company"), and is subject to the approval of the shareholders of the Company. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified Directors, Officers, Employees and Consultants by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("Options") represent the right by the grantee thereof ("Optionee") to acquire Ordinary Shares of the Company ("Shares" which if acquired pursuant to the exercise of an Option will be referred to as "Option Shares") subject to the terms and conditions of this Plan. Options granted hereunder may be either ISOs or Nonstatutory Stock Options. In addition, Shares may be issued to Directors, Officers, Employees and Consultants pursuant to Restricted Share Rights provided for hereunder at the discretion of the Administrator. The terms of any Options and Restricted Share Rights granted hereunder will be reflected in a written Option Agreement or a Restricted Share Agreement, as applicable.

2.  Certain Definitions.  The defined terms set forth in Exhibit A attached
    -------------------
hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

3.  Eligibility.  The Company may grant Options and Restricted Share Rights
    -----------
under this Plan only to persons who, at the time of such grant, are Directors, Officers, Employees and/or Consultants of the Company and/or any of its Subsidiaries ("Eligible Participants"). Subject to the provisions of section 4 of this Plan, there is no limitation on the number of Options or Restricted Share Rights that may be granted to an Eligible Participant.

4.  Shares Subject to the Plan.  Subject to section 13 of this Plan, in no event
    --------------------------
will the Company issue, in the aggregate, more than One Million Seven Hundred and Eighty Thousand (1,780,000) Shares (the "Option Pool") pursuant to the exercise of all Options and Restricted Share Rights granted under this Plan, less that number of Shares and Restricted Share Rights that have been issued, or have been reserved for issuance, either directly or pursuant to options granted, to Directors, Officers, Employees, or Consultants of the Company and any of its Subsidiaries on or after August 30, 2000 under any other share option plan, share incentive plan, restricted share or similar arrangement (other than the Employee

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Share Purchase Plan and the 2000 Israeli Share Option Plan). No Participant
shall be issued, within any one-year period, a number of Shares and/or Option Shares under the Plan which exceeds 500,000 shares (subject to section 13). At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance for the purposes hereof a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

5.  Administration.
    --------------

     (a) This Plan will be administered and interpreted by the Board, or if the Board so decides, then to the extent permissible under Israeli law including but not limited to the Israeli Companies Law and Section 112 thereof, by a Committee appointed by the Board for such purpose (the Board, or such Committee, referred to herein as the "Administrator"). Any Committee shall consist solely of two or more such Non-Employee Directors in accordance with Rule 16b-3, one of whom will be an External Director if and to the extent required under the Israeli Companies Law. Notwithstanding the foregoing, the Committee may consist of one or more members of the Board but only with respect to the grant of Options and Restricted Share Rights to eligible persons who (i) are not then subject to
Section 16 of the Exchange Act and/or (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option or Restricted Share Rights or
(B) not persons with respect to whom the Company wished to comply with Section 162(m) of the Code. If administration of this plan is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board to the extent permissible under the Israeli Companies Law. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. A majority of the members of the Board, or a Committee if so appointed, shall constitute a quorum and all actions of the Board or Committee shall be taken by a majority of the members present at any meeting. Any action of the Board, or a Committee, may be taken by an instrument or instruments in writing signed by all the members of the Board, or such Committee, and any actions so taken shall be as effective as if it had been passed by a majority of the votes cast by the members of the Board, or a Committee, present at a meeting of such members duly called and held.

     (b) Subject to the express terms and conditions hereof and to the extent permissible under the Israeli Companies Law and Section 112 thereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have

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full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles, at any time:

          (i) to select and approve the Eligible Participants to whom Options and Restricted Share Rights will be granted; provided that no Option or Restricted Share Right may be granted to any person after he or she ceases, or to any entity after it ceases, for any reason, to be an Eligible Participant (a "Loss of Eligibility Status");

          (ii) to determine the Eligible Participants to whom and the time or times at which Shares may be issued under Restricted Share Rights; to grant Restricted Share Rights to such Eligible Participants; to determine the number of Shares to be sold or transferred and the price per share (which shall not be less than par value) and the method of payment for any Shares to be sold or transferred pursuant to a Restricted Share Right; to subject any Shares purchased pursuant to a Restricted Share Right to the Company's right to repurchase such Shares upon any Loss of Eligibility Status (a "Repurchase Option"); to determine limitations on the Repurchase Option and the rate at which any such Repurchase Option shall lapse; and to determine all additional terms of the Restricted Share Agreement that are not otherwise inconsistent with the Plan;

          (iii) to determine the Fair Market Value of the Shares as of the Grant Date for any Option or Restricted Share Right; and

          (iv) with respect to each Option, to determine the terms and conditions of the Option, to be set forth in the Option Agreement evidencing the Option (the form of which also being subject to approval by the Administrator), which may vary from the "default" terms and conditions set forth in section 7 below, except to the extent otherwise provided, as follows:

               (a) the total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

               (b)  if the Option would otherwise satisfy the conditions under
Section 422(b) of the Code, whether the Option will be treated as an ISO;

               (c) the per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Option Price");

               (d) the maximum period or term during which the Option will be exercisable (the "Option Term"), provided that in no event may the Option Term be longer than 10 years from the Grant Date;

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               (e)  whether to accept a promissory note, delivery of Shares and/or Options, etc. as forms of legal consideration in addition to cash as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder;

               (f) the maximum period following any Loss of Eligibility Status with respect to the Optionee, whether resulting from his or her death, disability or any other reason, during which period (the "Grace Period") the Option will be exercisable, subject to vesting as provided for in section 7(d) below and to the expiration of the Option Term; and

               (g) the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as a percentage of the total number of Option Shares that may be acquired by the Optionee pursuant to the Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option").

6.  Restricted Shares.
    ------------------

     (a) Restricted Shares may be issued either alone or in tandem with the grant of Options under the Plan. After the Administrator determines that it will offer Restricted Shares under the Plan, it shall advise the selected Eligible Participant in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Participant shall be entitled to receive and the price to be paid (which may be as low per share as par value). The offer shall be accepted by a purchaser (the "Purchaser") by the execution of a Restricted Share Agreement in the form determined by the Administrator.

     (b) Unless the Administrator determines otherwise and to the extent permissible under the Israeli Companies Law, the Restricted Share Agreement shall grant the Company a Repurchase Option. The purchase price for Shares repurchased pursuant to the Restricted Share Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company.

7.  Terms and Conditions of Option Agreements if not otherwise Specified.
    --------------------------------------------------------------------
Unless otherwise expressly provided in an Option Agreement based on the Administrator's determination pursuant to section 5(b) above, the following terms and conditions will be the default provisions that apply to each Option as if expressly set forth in the Option Agreement, provided that, if the Administrator

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grants an ISO to an Eligible Participant, then in no event shall that Participant's Option Agreement modify the provisions of section 7(a):

     (a)  ISO. If granted to an Eligible Participant who, as of the Grant Date,
          ---
is an Employee of the Company or any Subsidiary (as determined under Section 3401(c) of the Code), the Option will be subject to the following additional terms and conditions in order to qualify as an ISO:

          (i) To the extent that the Fair Market Value of Option Shares (determined as of the Grant Date) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, the Option will not be treated as an ISO.

          (ii) The Option Price will not be less than 100% of the Fair Market Value of the Shares as of the Grant Date, except that if the Optionee is a 10% shareholder the Option Price will not be less than 110% of the Fair Market Value of the Shares as of the Grant Date, and the Option Term may not be more than five (5) years.

          (iii) Notwithstanding any Grace Period selected by the Administrator pursuant to section 5(b) above, or the provisions set out in this section 7, the tax treatment available pursuant to Section 422 of the Code upon the exercise of the ISO will not be available to an Optionee who exercises the Option more than
(i) three months following the Optionee's Loss of Eligibility Status other than by reason of his or her death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), or (ii) 12 months following such Optionee's Loss of Eligibility Status by reason or his or her permanent and total disability, whichever case may be applicable.

     (b)  Option Term. The Option Term will be for a period of 10 years
          -----------
beginning on the Grant Date (subject to section 7(a) above in the case of an ISO granted to a 10% shareholder).

     (c)  Grace Periods. Following a Loss of Eligibility Status:
          -------------

          (i) the Grace Period will be 30 days, unless the Loss of Eligibility Status is a result of a Just Cause Termination or the death or disability of the Optionee;

          (ii) the Grace Period will be six months if the Loss of Eligibility Status is a result of the death or disability of the Optionee; and

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          (iii)  the Option will terminate, and there will be no Grace Period, effective immediately as of the date and time of a Loss of Eligibility Status which results from a Just Cause Termination of the Optionee, regardless of whether the Option is Vested or Unvested.

     (d)  Vesting. The Option initially will be deemed an entirely Unvested
          -------
Option, but portions of the Option will become a Vested Option on the following schedule:

          (i) twenty-five percent (25%) will become a Vested Option as of the first anniversary of the "Vesting Start Date" specified in the Option Agreement (which may be earlier than the Grant Date specified therein); and

          (ii) two and one-twelfth percent (2-1/12%) of the Option will become a Vested Option as of the end of each month thereafter, provided that the Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date and provided further that additional vesting will be suspended during any period while the Optionee is on a leave of absence from the Company, as determined by the Administrator.

     (e)  Exercise of the Option; Issuance of Share Certificate.
          -----------------------------------------------------

          (i) The portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating the Optionee's intention to exercise the Option; the date of exercise; the number of full Option Shares to be purchased (which number will be no less than 100 Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to section 13 below, or, if less, all of the remaining Shares subject to the Option); the amount and form of payment of the Option Price. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice of exercise will be accompanied by full payment of the Option Price for the number of Option Shares to be purchased. The Administrator will determine the form of the consideration that the Company will accept in payment of the Option Price. Such consideration, in the Administrator's sole discretion, may include (a) cash, certified check, bank draft, money order or the equivalent in U.S. dollars payable to the order of the Company; (b) delivery of other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the Shares as to which said Option shall be exercised; (c) consideration received by the Company under a cashless exercise program implemented by the Administrator, if it wishes in its sole discretion, in connection with the Plan; or

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(d) such other consideration (such as a promissory note) as approved by the
Administrator.

          (ii) To the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Company's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(b) above. Similar arrangements shall be made by a Purchaser of Shares pursuant to a Restricted Share Agreement at the time (or times) that the Repurchase Option lapses, if so required by the Administrator.

          (iii) After receiving a proper notice of exercise, payment of the applicable Option Price and Tax Withholding Liability and satisfaction of any requirements under section 9, below, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and the Company will cause such certificate or certificates to be delivered to such person (also referred to as the Purchaser) or to the escrow holder described in section 8, below

8.  Escrow.  For purposes of facilitating the enforcement of the Repurchase
    ------
Option set forth in this Plan or in any Restricted Share Agreement, the Administrator may, at its discretion, require the Purchaser of Shares to deliver the certificate(s) for such Shares with a stock power executed by him or her and by his or her spouse, in blank, to the Secretary of the Company (or his or her designee) to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Shares whose ownership they evidence are subject to any Repurchase Option under this Plan or under a Restricted Share Agreement, and shall be released by the escrow holder to a Purchaser when they are no longer subject to a Repurchase Option under this Plan or under a Restricted Share Agreement. Each Purchaser thereby acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of a Restricted Share Right under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Share Agreement (or to any other party) for

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any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

9.  Compliance with Law.  Notwithstanding any other provision of this Plan,
    -------------------
Options and Restricted Share Rights may be granted pursuant to this Plan, and Option Shares and Shares may be issued pursuant to the exercise thereof by a Participant, only after and on the condition that there has been compliance with all applicable United States federal and state securities laws, applicable Israeli laws and, to the extent applicable, all applicable rules and regulations of all share exchanges or quotation systems on which the Shares are listed or posted for trading (together "Applicable Laws"). Except in any period (a "Listing Period") during which the Company's Shares are listed or approved for listing upon notice of issuance on a national securities exchange, or are designated or approved for designation upon notice of issuance as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., in which the exchange or system has been certified by rule or order of the California Commissioner of Corporations pursuant to section 25100(o) of the Corporate Securities Law of 1968, as amended (the "1968 Law"), each Option and Restricted Share Right granted under this Plan shall comply with the provisions of section 25102(o) of the 1968 Law and the regulations cited therein (specifically Regulations 260.140.41, 260.140.42,
260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations), and the Administrator shall take no action nor exercise its authority or discretion hereunder except in strict compliance with such provisions, which shall be deemed incorporated into this Plan by this reference, provided that during any Listing Period such provisions shall not be deemed incorporated into this Plan, in which case the Administrator shall be free to take action and to exercise its authority and discretion hereunder without compliance with such provisions. In addition to any other requirements hereunder, the Company's obligation to issue and deliver Shares under any Option or Restricted Share Right is subject to the satisfaction of all requirements under Applicable Laws in respect thereof and obtaining all regulatory approvals as the Company shall determine to be necessary or advisable in connection with the authorization, issuance and sale thereof. In this connection, the Company shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Shares in compliance with Applicable Laws and for the registration of such Shares. As a condition to the exercise of an Option or the issuance of any Shares, the Company may impose various conditions, including a requirement that the person exercising such Option or acquiring such Shares represents and warrants, at the time of any such exercise or acquisition, that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares and other restrictions on such Shares relating to

                                      -8-
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employment or other matters as may be determined by the Board. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as counsel to the Company deems necessary or advisable in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

10.  Restrictions on Transfer.  No Option or Share (that is still subject to
     ------------------------
restrictions under a Restricted Share Agreement) will be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of a natural person who is granted an Option under this Plan, the Option will be exercisable only by him or her. Notwithstanding anything else in the Plan to the contrary, no Option Agreement will contain any provision which is contrary to, or which modifies, the provisions of this Section 10.

11.  Notices.  Any notice to be given to the Company under the terms of an
     -------
Option Agreement or Restricted Share Right will be addressed to the Company (or the Subsidiary for which the Participant renders services) at its principal corporate office, Attention: Chief Financial Officer, or at such other address as the Company (or such Subsidiary) may designate in writing. Any notice to be given to a Participant will be addressed to him or her at the address provided to the Company by such Participant. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, either postage prepaid in a post office or branch post office regularly maintained by the local postal authority or prepaid with a globally-recognized air courier.

12.  Term of the Plan.  The Plan will become effective on the date of its
     ----------------
adoption by the shareholders of the Company.  The Plan will expire on the tenth
(10th) anniversary of the date of its adoption by the shareholders of the Company unless it is terminated earlier pursuant to Section 18 of the Plan, after which no more Options or Restricted Share Rights may be granted under the Plan, although all outstanding Options and Restricted Share Rights granted prior to such expiration or termination will remain subject to the provisions of the Plan, and no such expiration or termination of the Plan will result in the expiration or termination of any such Option or Restricted Share Right prior to the expiration or early termination of the applicable Option Term or the term set forth in the Restricted Share Right, as applicable.

13.  Adjustments Upon Changes in Share Capital; Rights Offering.
     ----------------------------------------------------------

      (a) The number of Shares subject to the Plan, the number of Shares available under Options and the Restricted Share Rights granted and the Option Price and the price payable for Shares under the Restricted Share Right shall be

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adjusted as determined by the Board in its discretion from time to time to reflect adjustments in the number of Shares arising as a result of subdivisions, share dividends, bonus shares, consolidations or reclassifications of the Shares or other relevant changes in the authorized or issued capital of the Company. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares. No fractional Shares may be purchased or issued hereunder. If a Participant is entitled to purchase a fraction of a Share pursuant to an Option or Restricted Share Right such entitlement shall be rounded down to the nearest whole number.

     (b) If the Company proposes to issue or sell any securities to all of its then current shareholders, each Optionee shall be deemed for purposes of such issuance or offer to sell to be a shareholder of that number of Option Shares that may be acquired by the Optionee pursuant to Vested Options held by such Optionee (in addition to any Option Shares or other Shares actually held of record by such Optionee).

14.  Market Standoff.  If in connection with any public offering of securities
     ---------------
of the Company, the Company, the Board and/or the underwriter or underwriters managing such offering so request, then each Participant and each holder of Option Shares and/or Shares will agree to not sell or otherwise transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

15.  Change of Control Transactions.  Except as otherwise provided in the Option
     ------------------------------
Agreement, Restricted Share Agreement or any contract of employment or engagement between a Participant and the Company, in the event of a Change of Control Transaction, the Company shall endeavor to cause the Successor Entity in such transaction either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction (the "Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such Successor Entity (or of its parent or its subsidiary). If the Successor Entity is unwilling to either assume such Options or grant comparable options in substitution for such Options on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then with respect to each outstanding Option, that portion of the Option which remains Unvested that either (x) would have become Vested over the 12-month period immediately following the Closing, or (y) represents 50% of the Unvested portion of the Option as of the Closing, whichever portion is smaller, will become Vested immediately prior to such closing; and the Board may cancel all outstanding Options, and terminate this Plan, effective as of the closing, provided that it will notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the closing thereof so that each Optionee will be given the opportunity to exercise the Vested portion of his or her Option (after giving effect to the acceleration of such vesting discussed above) prior to such closing. In the event of a Change of Control Transaction, the Board will also have the discretion to cancel all or any part of a Repurchase Option in effect with respect to any Purchaser's Shares. For purposes of this section 15, the term "Change of Control Transaction" means (a) the sale of all or substantially all of the assets of the Company to any person or entity that, prior to such sale, did not control, was not under common control with, or was not controlled by, the Company, or (b) a merger or consolidation or other reorganization in which the Company is not the surviving entity or becomes owned entirely by another entity, unless at least fifty percent (50%) of the outstanding voting securities of the surviving or parent corporation, as the case may be, immediately following such transaction are beneficially held by such persons and entities in the same proportions as such persons and entities beneficially held the outstanding voting securities of the Company immediately prior to such transaction, or (c) the sale or other change of beneficial ownership of the outstanding voting securities of the Company such that any person or "group" as that term is defined under the Exchange Act becomes the beneficial owner of more than 50% of the outstanding voting securities of the Company.

16.  Modification, Extension and Renewal of Options and Restricted Share Rights.
     --------------------------------------------------------------------------
Subject to the terms and conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options and Restricted Share Rights granted under this Plan, or accept the surrender of outstanding Options or Restricted Share Rights (to the extent not theretofore exercised) and authorize the granting of new Options or Restricted Share Rights in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option or Restricted Share Right will without the consent of the Participant, materially and adversely impair any rights or obligations under any outstanding Option or Restricted Share Right.

17.  Governing Law.  The internal laws of the State of California (irrespective
     -------------
of its choice of law principles) shall govern this Agreement. HOWEVER, THE RELATIONSHIP OF THE PARTICIPANTS AS SHAREHOLDERS OF THE COMPANY, INCLUDING WITHOUT LIMITATION ALL OF THEIR RIGHTS AND DUTIES ARISING UNDER THE COMPANY'S ARTICLES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF iSRAEL, AND THE COMPANY AND EACH PARTICIPANT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF

ISRAEL LOCATED IN TEL AVIV, IN RESPECT OF ANY DISPUTE OR MATTER
ARISING OUT OF OR CONNECTED WITH SUCH RELATIONSHIP AND THE ARTICLES.

18.  Amendment and Discontinuance.  The Board may amend, suspend or discontinue
     ----------------------------
this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to section 13) the benefits accruing to Eligible Participants, or materially modify the category of, or eligibility requirements for persons who are Eligible Participants. However, no such action may materially and adversely impair any Option or Restricted Share Right previously granted under this Plan without the consent of the Participant, nor may the number of Shares subject to the Plan be reduced to a number that is less than the aggregate number of Option Shares and Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options or Restricted Share Rights granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder. The Board may create subplans under this Plan or make changes to this Plan which are appropriate or necessary by law to permit Directors, Officers, Employees or Consultants of the Company or its Subsidiaries outside of the United States to participate in this Plan. The Board in its sole discretion may also submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. Nothing contained in the Plan or in the Option Agreement or Restricted Share Agreement shall be construed so as to prevent the Company or any Subsidiary from taking corporate action which is deemed by the Company or the Subsidiary to be appropriate or in the Company's best interest, whether or not such action would have an adverse effect on the Plan.

19.  No Shareholder or Employment Rights.  No rights or privileges of a
     -----------------------------------
shareholder in the Company are conferred by reason of the granting of an Option or Share Purchase Right. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price has been fully paid as to the portion of the Option exercised, and the name of the person rightfully exercising the Option has been entered in the register of shareholders of the Company. The granting of an Option or the grant of rights to a Participant pursuant to a Restricted Share Right do not confer upon the Participant any right to continue in the employment of the

Company or any Subsidiary of the Company or on the Board, as the case may be, nor does it interfere in any way with the right of the Participant or the Company to terminate the Participant's employment at any time or shareholders' right to elect Directors.

20.  Copies of Plan; Electronic Delivery.  A copy of the Plan will be delivered
     -----------------------------------
to each Participant at or before the time he, she or it executes an Option Agreement or Restricted Share Agreement, as applicable. Notwithstanding any other provision of the Plan, to the extent permitted by Applicable Law, the Company may provide copies of the Plan and any other documentation or writing to be delivered to any Participant or Eligible Participant (including Option Agreements and Restricted Share Agreements) electronically, and, as determined by the Administrator and permitted by Applicable Law, all notices and other documentation or writing required to be provided by a Participant or Eligible Participant to the Company may be transmitted electronically.

          Date Plan Adopted by Board of Directors:  ___________, 2000

          Date Plan Approved by the Shareholders:  ____________, 2000

                                 Verisity Ltd.
                        2000 U.S. Share Incentive Plan

                                   Exhibit A

                                  Definitions
                                  -----------

1. "10% shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, shares possessing more than 10% of the total combined voting power or value of all classes of equity of the Company and/or of its Subsidiaries.

2.   "1968 Law" has the meaning set forth in section 9 of the Plan.

3.   "1933 Act" means the United States Securities Act of 1933, as amended.

4.   "Administrator" has the meaning set forth in section 5(a) of the Plan.

5.   "Applicable Laws" has the meaning set forth in section 9 of the Plan.

6.   "Articles" means the Company's Articles of Association, as amended.

7.   "Board" has the meaning set forth in section 1 of the Plan.

8. "Change of Control Transaction" has the meaning set forth in section 15 of the Plan.

9. "Code" means the United States Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

10.  "Company" has the meaning set forth in section 1 of the Plan.

11.  "Committee" means a committee appointed by the Board in accordance with section 5(a) of the Plan.

12. "Consultant" is as an individual who provides bona fide services (other than relating to capital raising activities) to the Company or a Subsidiary but who is not an Employee, Officer or Director.

13. "Covered Employee" means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

14. "Disability" means any physical or mental disability which results in a Loss of Eligibility Status under applicable law, except that for purposes of section 9.3(c) of the Plan, the term "disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

15.  "Director" means a member of the Board.

16.  "Eligible Participants" has the meaning set forth in section 3 of the Plan.

17. "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

18. "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

19. "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a share exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price on the Nasdaq National Market; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by Nasdaq for such date; and (e) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate.

20.  "Grace Period" has the meaning set forth in section 5(b)(iv) of the Plan.

21. "Grant Date" means, with respect to an Option, the date set forth in that Option Agreement as the "Grant Date" and, with respect to a Share, the date set forth in that Restricted Share Agreement as the "Grant Date."

22. "ISO" means an "incentive share option" as defined in Section 422 of the Code.

23. "Just Cause Termination" means a termination by the Company and/or any of its Subsidiaries of the Optionee's employment or services (or if the Optionee is a Director, removal of him or her from the Board by action of the shareholders or, if permitted by applicable law and the bylaws of the Company, the other Directors), in connection with the good faith determination of the Board (or of the Company's shareholders if the Optionee is a Director and the removal of him or her from the Board is by action of the shareholders, but in either case excluding the vote of the subject individual if he or she is a Director or a shareholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

24.  "Listing Period" has the meaning set forth in section 9 of the Plan.

25. "Loss of Eligibility Status" has the meaning set forth in section 5(b)(i) of the Plan.

26. "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or Subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or Subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the 1933 Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposed of Rule 16b-3.

27. "Nonstatutory Stock Option" means an Option not intended to qualify as an ISO.

28. "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Share Purchase Right grant.

29. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

30. "Option Agreement" means an agreement pursuant to which an Optionee is granted Options to purchase Option Shares pursuant to the Plan.

31.  "Option Price" has the meaning set forth in section 5(b)(iv) of the Plan.

32.  "Option Shares" has the meaning set forth in section 1 of the Plan.

33.  "Option Term" has the meaning set forth in section 5(b)(iv) of the Plan.

34.  "Optionee" has the meaning set forth in section 1 of the Plan.

35.  "Options" has the meaning set forth in section 1 of the Plan.

36. "Participant" means Eligible Participants to whom Options are granted pursuant to the Plan or to whom a Share Purchase Right has been granted.

37.  "Plan" has the meaning set forth in section 1 of the Plan.

38.  "Purchaser" has the meaning set forth in section 6(a) of the Plan.

39. "Repurchase Option" has the meaning set forth in section 5(b)(ii) of the Plan.

40. "Restricted Share Agreement" means a written agreement between the Company and the grantee of a Share Purchase Right evidencing the terms and restrictions applying to Shares to be purchased under a Share Purchase Right. The Restricted Share Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

41. "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

42. "Shares" means the Ordinary Shares of the Company or, in the event of an adjustment contemplated in section 13 hereof, such other securities to which an Eligible Participant may be entitled upon the exercise of an Option or a Share Purchase Right as a result of such adjustment.

43.  "Share Purchase Right" means the right to purchase Shares pursuant to section 6 of the Plan, as evidenced in the Notice of Grant.

44.  "Subsidiary" has the same meaning as "subsidiary corporation" as defined in
Section 424(f) of the Code.

45. "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from Change of Control Transaction, as that term is defined in section 15 of the Plan.

46. "Tax Withholding Liability" in connection with the exercise, sale or repurchase of any Option or Option Shares means United States federal or state income taxes, social security taxes, employment taxes and any other taxes (together with any interest or penalties applicable thereon) related to any compensation income arising from the transaction required by applicable law to be withheld by the Company.

47. "Unvested Option" has the meaning set forth in section 5(b)(iv) of the Plan.

48.  "Vested Option" has the meaning set forth in section 5(b)(iv) of the Plan.

                            Share Option Agreement
                            Under the Verisity Ltd.
                        2000 U.S. Share Incentive Plan


        This Agreement is made effective as of ____________________ (the "Grant Date"; also the date the option referred to herein was authorized for granting by the Administrator of the 2000 U.S. Share Incentive Plan), between Verisity Ltd., a Company organized under the laws of the State of Israel (the "Company"), and the undersigned Optionee. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the Company's 2000 U.S. Share Incentive Plan, a copy of which is attached hereto and incorporated by reference (the "Plan").

        The Parties Agree as Follows:

1.  Option Grant.  Subject to all of the terms and conditions set forth herein
    ------------
and in the Plan, the Company hereby grants to Optionee an option (the "Option") to purchase the number of the Company's ordinary shares (the "Shares"), for an exercise price per share (the "Option Price") and based upon the Grant Date set forth above and an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Plan) as set forth below:

        Number of Shares
         subject to the Option:  ___________

        Option Price per Share:  $__________

        Vesting Start Date:      ___________

[The Option is intended to be an Incentive Stock Option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.]

2.  Vesting and Exercise.
    --------------------

     (a)  Vesting.  Initially, the entire Option will be an "Unvested Option"
          -------
within the meaning of the Plan; portions of the Option will become a "Vested Option" within the meaning of the Plan on the following schedule:

          (1) twenty-five percent (25%) of the Shares subject to the Option shall become a Vested Option as of the first anniversary of the Vesting Start Date; and

          (2) the remaining seventy-five percent (75%) of the Shares subject to the Option shall become a Vested Option monthly ratably (approximately _______ shares/month) on a cumulative basis over the 36-month period commencing on the first anniversary of the Vesting Start Date, subject to the condition that Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date.

    (b)  Minimum Number of Shares.  Any exercise of the Option must be for at
         ------------------------
least one hundred (100) Shares (without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 of the Plan) or, if less, all of the remaining Shares subject to the Option.

    (c)  Notice of Exercise.  Optionee or Optionee's representative may exercise
         ------------------
the Option by giving written notice to the Company pursuant to section 6.5(a) of the Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice will be signed by the person or persons
             ---------
exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option. Payment of the Option Price will accompany the notice and will be made by cash or a check made payable to the Company.

    (d)  Withholding Taxes.  To the extent required by applicable federal,
         -----------------
state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.

    (e)  Issuance of Option Shares.  Subject to the provisions of the Plan,
         -------------------------
after receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

3.  Representations and Warranties of Optionee.  Optionee hereby represents and
    ------------------------------------------
warrants that:

    (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

    (b) Optionee understands that the Option and the Shares that may be acquired by exercising the Option ("Option Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Option and the Option Shares are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the Option or the Option Shares. Optionee also understands that the Option and the Option Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

4.  No Shareholder Rights.  No rights or privileges of a shareholder in the
    ---------------------
Company are conferred by reason of the granting of the Option. Optionee will not become a shareholder in the

Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

5.  No Employment Rights.  Nothing in this Agreement will be construed as giving
    --------------------
Optionee the right to be retained as an employee of the Company and/or its Subsidiaries.

6.  Terms of the Plan.  Optionee understands that the Plan includes important
    -----------------
terms and conditions that apply to the Option. Those terms include (without limitation): important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Option Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including Optionee no longer being an employee, director, consultant or independent contractor to or of the Company or its Subsidiaries. Optionee acknowledges that he or she has read the Plan, agrees to be bound by its terms, and makes each of the representations required to be made by Optionee under it. Optionee further acknowledges that the Company has given no tax advice concerning the Option and has advised Optionee to consult with his or her own tax or financial advisor about the tax treatment of the Option and its exercise.

7.  Miscellaneous.
    -------------

     (a)  Assignment.  Neither this Agreement nor the Option is assignable by
          ----------
either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors.

     (b)  Entire Agreement; Amendments. This Agreement constitutes the final and
          ----------------------------
complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee.

     (c)  Governing Law.  The internal laws of the State of California
          -------------
(irrespective of its choice of law principles) shall govern this Agreement. however, the relationship of the participants as shareholders of the Company, including without limitation all of their rights and duties arising under the Company's Articles, shall be governed by the laws of the State of Israel, and the company and each participant hereby irrevocably submits to the exclusive jurisdiction of the Courts of Israel located in Tel Aviv, in respect of any dispute or matter arising out of or connected with such relationship and the Articles.

     (d)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

The parties hereby have entered into this Agreement as of the Grant Date.

                              Verisity Ltd.


                              By:_____________________________________


                              Title:__________________________________


                              "Optionee"

                              ________________________________________

                              Address:

                              ________________________________________

                              ________________________________________

                              Social Security No.:_______________________

   Attachments:  (1)  Consent of Spouse
                 (2)  2000 U.S. Share Incentive Plan

   Exhibit A:    Form of Notice of Exercise of Share option

                               CONSENT OF SPOUSE
                               -----------------



        I am the spouse of ___________, who together with Verisity Ltd., have entered into the Share option Agreement, to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such Agreement, or in the Verisity Ltd. 2000 U.S. Share Incentive Plan, which forms a part of such Agreement (the "Plan").

        I have read and understand the Share option Agreement and the Plan. I acknowledge that, by execution hereof, I am bound by the Share option Agreement and the Plan as to any and all interests I may have in the Option and the Option Shares issuable under the Agreement and the Plan. In particular, I understand and agree that the Option Shares (including any interest that I may have therein) is subject to certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Option Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Option Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Share option Agreement or the Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.



Dated:_____________     Signature:_______________________

                        Print Name:______________________

                                                                       Exhibit A
                                                                       ---------
                      NOTICE OF EXERCISE OF SHARE OPTION
                                 Verisity Ltd.


To The General Manager of Verisity Ltd.

    The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder _________ ordinary shares of the Company, herewith makes payment of $_____________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

    The undersigned acknowledges that the shares being purchased by him or her (the "Option Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 2000 U.S. Share Incentive Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Share option Agreement entered into by and between the Company and the undersigned on ___________, 200_. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Option Shares: (i) those Option Shares are not freely tradeable and must be held indefinitely unless such Option Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; and (v) he or she has no present intention of disposing of the Option Shares or any interest therein at any particular time.

DATED: _______________

                              ________________________________________
                              (signature)

                              ________________________________________
                              Print name exactly as to be shown on certificate

                              Address:
                              ________________________________________________

                              ________________________________________________

                            Share Option Agreement
                            Under the Verisity Ltd.
                        2000 U.S. Share Incentive Plan
                            [for outside directors]


          This Agreement, between Verisity Ltd., a Company organized under the laws of the State of Israel (the "Company") and the undersigned Optionee, is made effective as of _____________________ (the "Grant Date"; also the date the option referred to herein was authorized for granting by the Administrator of the Company's Plan). Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the Company's 2000 U.S. Share Incentive Plan, a copy of which is attached hereto and incorporated by reference (the "Plan").

           The Parties Agree as Follows:

1.  Option Grant.  Subject to all of the terms and conditions set forth herein
    ------------
and in the Plan, the Company hereby grants to Optionee an option (the "Option") to purchase the number of the Company's ordinary shares (the "Shares"), for an exercise price per share (the "Option Price") and based upon the Grant Date set forth above and an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Plan) as set forth below:

        Number of Shares
         subject to the Option:  ________________________

        Option Price per Share:  $
                                 ------------------------
        Vesting Start Date:      ________________________

2.  Vesting and Exercise.
    --------------------

      (a)  Vesting.  Initially, the entire Option will be an "Unvested Option"
           -------
within the meaning of the Plan; portions of the Option will become a "Vested Option" within the meaning of the Plan on the following schedule: the Shares subject to the Option shall become a Vested Option monthly ratably (approximately ________ shares/month) on a cumulative basis over the 36-month period commencing on the Vesting Start Date, subject to the condition that Optionee does not suffer a Loss of Eligibility Status prior to each such vesting date.

      (b)  Minimum Number of Shares.  Any exercise of the Option must be for at
           ------------------------
least one hundred (100) Shares (without regard to adjustments to the number of Shares subject to the Option pursuant to section 8 of the Plan) or, if less, all of the remaining Shares subject to the Option.

    (c)  Notice of Exercise.  Optionee or Optionee's representative may exercise
         ------------------
the Option by giving written notice to the Company pursuant to section 6.3(a) of the Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice will be signed by the person or persons
             ---------
exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option. Payment of the Option Price will accompany the notice and will be in any of the following forms acceptable to the Company: (i) cash or a check made payable to the Company; or (ii) [by the delivery of one or more certificate(s) representing shares of the Company with a Fair Market Value on the date of exercise equal to the Option Price, together with a share transfer deed executed in blank].

    (d)  Withholding Taxes.  To the extent required by applicable federal,
         -----------------
state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.

    (e)  Issuance of Option Shares.  Subject to the provisions of the Plan,
         -------------------------
after receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

3.  Representations and Warranties of Optionee.  Optionee hereby represents and
    ------------------------------------------
warrants that:

    (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

    (b) Optionee understands that the Option and the Shares that may be acquired by exercising the Option ("Option Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Option and the Option Shares are not freely tradeable and must be held indefinitely unless they are either registered under the 1933 Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the Option or the Option Shares. Optionee also understands that the Option and the Option Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

4.  No Shareholder Rights.  No rights or privileges of a shareholder in the
    ---------------------
Company are conferred by reason of the granting of the Option. Optionee will not become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

5.  No Rights to Board Membership.  Nothing in this Agreement will be construed
    -----------------------------
as giving Optionee the right to be a director of the Company and/or its Subsidiaries.

6.  Terms of the Plan.  Optionee understands that the Plan includes important
    -----------------
terms and conditions that apply to the Option. Those terms include (without limitation): important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Option Shares received upon exercise of the Option; and early termination of the Option following the occurrence of certain events, including Optionee no longer being a director of the Company. Optionee acknowledges that he or she has read the Plan, agrees to be bound by its terms, and makes each of the representations required to be made by Optionee under it. Optionee further acknowledges that the Company has given no tax advice concerning the Option and has advised Optionee to consult with his or her own tax or financial advisor about the tax treatment of the Option and its exercise.

7.  Miscellaneous.
    -------------

      (a)  Assignment.  Neither this Agreement nor the Option is assignable by
           ----------
either party, except as expressly provided herein. All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee shall bind and inure to the benefit of their respective successors.

      (b)  Entire Agreement; Amendments. This Agreement constitutes the final
           ----------------------------
and complete expression of all of the terms of the understanding and agreement between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee.

      (c)  Governing Law.  The internal laws of the State of California
           -------------
(irrespective of its choice of law principles) shall govern this Agreement. HOWEVER, THE RELATIONSHIP OF THE PARTICIPANTS AS SHAREHOLDERS OF THE COMPANY, INCLUDING WITHOUT LIMITATION ALL OF THEIR RIGHTS AND DUTIES ARISING UNDER THE COMPANY'S ARTICLES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ISRAEL, AND THE COMPANY AND EACH PARTICIPANT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF ISRAEL LOCATED IN TEL AVIV, IN RESPECT OF ANY DISPUTE OR MATTER ARISING OUT OF OR CONNECTED WITH SUCH RELATIONSHIP AND THE ARTICLES.

    (d)  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

The parties hereby have entered into this Agreement as of the Grant Date.

                              Verisity Ltd.

                              By: _______________________________________


                              Title: ____________________________________



                              Optionee

                              By: _______________________________________


                              Title: ____________________________________


                              Address:

                              ____________________________
                              ____________________________

                              Tax ID No.:_________________

   Attachments:  (1)  Consent of Spouse
                 (2)  2000 U.S. Share Incentive Plan

   Exhibit A:    Form of Notice of Exercise of Share Option

                               CONSENT OF SPOUSE
                               -----------------



        I am the spouse of ___________, who together with Verisity Ltd., have entered into the Share Option Agreement, to which this Consent is attached. Capitalized terms not defined herein will have the meaning set forth in such Agreement, or in the Verisity Ltd. 2000 U.S. Share Incentive Plan, which forms a part of such Agreement (the "Plan").

        I have read and understand the Share Option Agreement and the Plan. I acknowledge that, by execution hereof, I am bound by the Share Option Agreement and the Plan as to any and all interests I may have in the Option and the Option Shares issuable under the Agreement and the Plan. In particular, I understand and agree that the Option Shares (including any interest that I may have therein) is subject to certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Option Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Option Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Share Option Agreement or the Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.



Dated:_____________     Signature:___________________________________

                        Print Name:__________________________________

                                                                       Exhibit A
                                                                       ---------
                      NOTICE OF EXERCISE OF SHARE OPTION
                                 Verisity Ltd.


To The General Manager of Verisity Ltd.

    The undersigned, the holder of an Option to purchase ordinary shares of Verisity Ltd. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder _________ ordinary shares of the Company, herewith makes payment of $_____________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

    The undersigned acknowledges that the shares being purchased by him or her (the "Option Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's Articles of Association and in the Company's 2000 U.S. Share Incentive Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Share Option Agreement entered into by and between the Company and the undersigned dated effective as of ______, 200_. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Option Shares:
(i) those Option Shares are not freely tradeable and must be held indefinitely unless such Option Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; and (v) he or she has no present intention of disposing of the Option Shares or any interest therein at any particular time.

DATED: _______________

                      __________________________________________________________
                        (signature)

                      __________________________________________________________
                      Print name exactly as to be shown on certificate

                      Address:
                      __________________________________________________________

                      __________________________________________________________